UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 25, 2004

                           BANCSHARES OF FLORIDA, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Florida                          333-74997               59-3535315
        -------                          ---------               ----------
(State or other jurisdiction          Commission File         (I.R.S. Employer
     Of incorporation)                    Number             Identification No.)

     1185 Immokalee Road, Naples, Florida                          34110
     ------------------------------------                          -----
     (address of principal executive offices)                    (Zip Code)

                  Registrant's telephone number: (239) 254-2100

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 Regulation FD Disclosure

      On  October  25,  2004,  Bank of Florida  in Palm  Beach  County  (Bank of
      Florida, a subsidiary of Bancshares of Florida, Inc.) issued a press release announcing the appointment of Charles K. Cross, Jr. as President.

ITEM 9.01 Financial Statements and Exhibits.

      A copy of a press release issued by Bank of Florida in Palm Beach County (Bank of Florida, a subsidiary of Bancshares of Florida, Inc.) on October 25, 2004, announcing the appointment of Charles K. Cross, Jr. as President is furnished as Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Bancshares of Florida, Inc.
                                                            (Registrant)

Date: October 25, 2004

                                                     /s/ David G. Wallace
                                                     ---------------------------
                                                     David G. Wallace, Principal
                                                     Financial Officer